EXHIBIT 10.7

REAFFIRMATION OF ABL/TERM LOAN INTERCREDITOR AGREEMENT

This Reaffirmation of ABL/Term Loan Intercreditor Agreement, dated as of June 8, 2011 (“Reaffirmation”), is entered into by and among WELLS FARGO, NATIONAL ASSOCIATION, successor by merger to WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the ABL Lenders (in such capacity, together with any successors and assigns, the “ABL Agent”) and BNP PARIBAS, in its capacity as agent for the Term Loan Lenders (in such capacity, together with any successors and assigns, the “Term Loan Agent”), USS HOLDINGS, INC., a Delaware corporation (“Holdings”), U.S. SILICA COMPANY, a Delaware corporation (“Borrower”), BMAC SERVICES CO., INC., a Delaware corporation, THE FULTON LAND AND TIMBER COMPANY, a Pennsylvania corporation, PENNSYLVANIA GLASS SAND CORPORATION, a Delaware corporation, and OTTAWA SILICA COMPANY, a Delaware corporation (each of the foregoing, including Holdings and Borrower, a “Grantor”, and collectively, the “Grantors”).

RECITALS:

Whereas, the Grantors, Term Loan Agent and ABL Agent are parties to that certain ABL/Term Loan Intercreditor Agreement, dated as of November 25, 2008 (the “Intercreditor Agreement”);

WHEREAS, the Intercreditor Agreement, among other things, (i) confirms the scope and relative priorities of Term Loan Agent’s and the ABL Agent’s respective Liens in the assets and properties of the Grantors and (ii) provides for the orderly sharing among them, in accordance with such priorities, of the Proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof;

WHEREAS, the Grantors, ABL Lenders and the ABL Agent are entering into Amendment No. 3 to Loan and Security Agreement and Consent (the “ABL Amendment”), dated as of the date hereof, by and among the Grantors, the ABL Lenders and the ABL Agent, which amends the ABL Credit Agreement, pursuant to which the ABL Lenders have made a revolving credit facility available to the Borrowers secured by a first Lien on the ABL Priority Collateral;

WHEREAS, the Grantors, the Term Loan Lenders and the Term Loan Agent are entering into the Second Amended and Restated Credit Agreement (the “Amended and Restated Term Loan Agreement”), dated as of the date hereof, pursuant to which the Term Loan Lenders make a term loan credit facility available to the Company secured by a second Lien on the ABL Priority Collateral and a first Lien on the Term Loan Exclusive Collateral; and

WHEREAS, the ABL Agent, for and on behalf of the ABL Claimholders, the Term Loan Agent, for and on behalf of the Term Loan Claimholders, and the Grantors desire to enter into this Reaffirmation to reaffirm the Intercreditor Agreement and agree that such Intercreditor Agreement remains in full force and effect;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Intercreditor Agreement.

SECTION 2. REAFFIRMATION

The ABL Agent, for and on behalf of the ABL Claimholders, the Term Loan Agent, for and on behalf of the Term Loan Claimholders, and the Grantors hereby reaffirm the Intercreditor Agreement and acknowledge and agree that such Intercreditor Agreement remains in full force and effect.

The ABL Agent, for and on behalf of the ABL Claimholders, and the Grantors hereby reaffirm that the the ABL Loan and Security Agreement dated as of August 9, 2007 among the Grantors, the ABL Lenders and the ABL Agent, as amended on November 25, 2008, as further amended on May 7, 2010 and as further amended by the ABL Amendment (i) consitutes the “ABL Credit Agreement” under and as defined by the Intercreditor Agreement and (ii) is in full force and effect.

The Term Loan Agent, for and on behalf of the Term Loan Claimholders, and the Grantors hereby reaffirm that the Amended and Restated Term Loan Agreement (i) constitutes the “Term Loan Credit Agreement” under and as defined by the Intercreditor Agreement and (ii) is in full force and effect.

SECTION 3. MISCELLANEOUS

The Governing Law, Choice of Forum, Service of Process, and Jury Trial Waiver provisions hereunder shall be the same as those of the Intercreditor Agreement.

This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Reaffirmation or any document or instrument delivered in connection herewith by telecopy or electronic submission shall be effective as delivery of a manually executed counterpart of this Reaffirmation or such other document or instrument, as applicable.

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be duly executed by their proper and duly authorized officers as of the day and year first above written.

TERM LOAN AGENT

BNP PARIBAS

By:	/s/ Richard Cushing
Name:	Richard Cushing
Title:	Managing Director

By:	/s/ Guillaume Saban
Name:	Guillaume Saban
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ABL AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ James A. Kelly
Name:	James A. Kelly
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

U.S. SILICA COMPANY		USS HOLDINGS, INC.

By:	/s/ William A. White	By:	/s/ William A. White
Name:	William A. White	Name:	William A. White
Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance	Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance

THE FULTON LAND AND TIMBER COMPANY		OTTAWA SILICA COMPANY

By:	/s/ William A. White	By:	/s/ William A. White
Name:	William A. White	Name:	William A. White
Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance	Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance

PENNSYLVANIA GLASS SAND CORPORATION		BMAC SERVICES CO., INC.

By:	/s/ William A. White	By:	/s/ William A. White
Name:	William A. White	Name:	William A. White
Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance	Title:	Chief Financial Officer, Assistant Secretary and Vice President - Finance